PIMCO Funds

Supplement dated February 14, 2025 to the Real Return Strategy Funds Prospectus (the “Prospectus”)

dated August 1, 2024, as supplemented from time to time

Disclosure Related to the PIMCO RealEstateRealReturn Strategy Fund (the “Fund”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Ray Huang will retire from PIMCO effective March 14, 2025. Mr. Huang will continue to serve as a portfolio manager of the Fund until February 28, 2025 or such other date, if any, disclosed in a subsequent supplement.

Effective February 28, 2025, the Fund’s portfolio is jointly and primarily managed by John Devir, Greg Sharenow, Andrew DeWitt and Daniel He. Accordingly, effective February 28, 2025, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by John Devir, Greg Sharenow, Andrew DeWitt and Daniel He. Messrs. Devir and Sharenow are Managing Directors of PIMCO, and Messrs. DeWitt and He are Executive Vice Presidents of PIMCO. Mr. He has managed the Fund since December 2019 and Messrs. Devir, Sharenow and DeWitt have managed the Fund since February 2025.

In addition, effective February 28, 2025, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO RealEstateRealReturn Strategy	John Devir	2/25

Managing Director, PIMCO. Mr. Devir is a managing director and portfolio manager in the Newport Beach office. He is the head of Americas credit research, lead analyst for global energy, and lead portfolio manager for MLP and energy infrastructure. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York. He has investment experience since 1994 and holds an undergraduate degree from Siena College.

PIMCO CommodityRealReturn Strategy® PIMCO CommoditiesPLUS® Strategy PIMCO RealEstateRealReturn Strategy	Andrew DeWitt	2/22 2/22 2/25

Executive Vice President, PIMCO. Mr. DeWitt is a portfolio manager in the Newport Beach office, focusing on commodity and multi-real asset strategies. Previously, he managed PIMCO’s portfolio associate group and focused on portfolio optimization and other technology initiatives. He has investment experience since 2006 and holds undergraduate degrees in economics and sociology from Brown University.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Inflation Response Multi-Asset PIMCO Long-Term Real Return PIMCO Real Return PIMCO RealEstateRealReturn Strategy	Daniel He	12/19 12/19 12/19 12/19

Executive Vice President, PIMCO. Mr. He is a portfolio manager and currently a member of the liquid products group specializing in real return and mortgage-backed securities and serves as a member of Americas portfolio committee. Previously, he was a member of the global rates desk focusing on government bonds, foreign exchange, and interest rate derivatives. Prior to joining PIMCO in 2011, he structured and traded derivative strategies in foreign exchange and interest rates for a global macro hedge fund in Singapore. He has investment experience since 2006 and holds an MBA from the University of Chicago Booth School of Business.

PIMCO CommoditiesPLUS® Strategy PIMCO CommodityRealReturn Strategy® PIMCO Inflation Response Multi-Asset PIMCO RealEstateRealReturn Strategy	Greg Sharenow	1/15 11/18 2/22 2/25

Managing Director, PIMCO. Mr. Sharenow is a portfolio manager in the Newport Beach office, focusing on commodities, real assets, and inflation solutions. He leads PIMCO’s commodity portfolio management group. He also co-manages PIMCO’s Energy and Tactical Credit Opportunities strategy. Prior to joining PIMCO in 2011, he was an energy trader at Hess Energy Trading, Goldman Sachs, and DE Shaw. He was previously senior energy economist at Goldman Sachs and before that, worked as a quantitative analyst in the Global Portfolio Analysis group at Goldman Sachs. His co-authored article, “Beating Benchmarks,” won the Second Annual Berstein Fabozzi/Jacobs Levy Award for Outstanding Article after it was published in the Journal of Portfolio Management. He has investment and financial services experience since 2000 and holds bachelor’s degrees in mathematical methods in the social sciences and in economics from Northwestern University. He is a member of the Council on Foreign Relations.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_021425

PIMCO Funds

Supplement dated February 14, 2025, to the Statement of Additional Information (the “SAI”)

dated August 1, 2024, as supplemented from time to time

Disclosure Related to the PIMCO RealEstateRealReturn Strategy Fund (the “Fund”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Ray Huang will retire from PIMCO effective March 14, 2025. Mr. Huang will continue to serve as a portfolio manager of the Fund until February 28, 2025 or such other date, if any, disclosed in a subsequent supplement.

Effective February 28, 2025, the Fund’s portfolio is jointly and primarily managed by John Devir, Greg Sharenow, Andrew DeWitt and Daniel He.

Accordingly, effective February 28, 2025, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added to such table and accompanying footnotes:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Devir*
Registered Investment Companies	1	$1,182.27	0	$0.00
Other Pooled Investment Vehicles	1	$158.93	0	$0.00
Other Accounts	1	$155.97	0	$0.00

*	Effective February 28, 2025, Mr. Devir co-manages the PIMCO RealEstateRealReturn Strategy Fund ($530.5 million). Information for Mr. Devir is as of December 31, 2024.

In addition, effective February 28, 2025, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective February 28, 2025, the PIMCO RealEstateRealReturn Strategy Fund is jointly and primarily managed by John Devir, Greg Sharenow, Andrew DeWitt and Daniel He.

In addition, effective February 28, 2025, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Devir[1]	PIMCO RealEstateRealReturn Strategy Fund	None
DeWitt	PIMCO RealEstateRealReturn Strategy Fund[2]	None
Sharenow	PIMCO RealEstateRealReturn Strategy Fund[3]	$100,001-$500,000

[1]	Effective February 28, 2025, Mr. Devir co-manages the PIMCO RealEstateRealReturn Strategy Fund. Information for Mr. Devir is as of December 31, 2024.

[2]

Effective February 28, 2025, Mr. DeWitt co-manages the PIMCO RealEstateRealReturn Strategy Fund. Information for Mr. DeWitt regarding the PIMCO RealEstateRealReturn Strategy Fund is as of December 31, 2024.

[3]

Effective February 28, 2025, Mr. Sharenow co-manages the PIMCO RealEstateRealReturn Strategy Fund. Information for Mr. Sharenow regarding the PIMCO RealEstateRealReturn Strategy Fund is as of December 31, 2024.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP3_021425